Rule 497(d)
                                     FT 536

                        Seligman Select Technology Trust


                      Supplement to the Prospectus dated June 21, 2001

      Notwithstanding anything to the contrary in the Prospectus, all shares of Peregrine Systems Inc. (Ticker: PRGNE) have been removed from the portfolio of the above referenced Series for certain of the reasons enumerated in the section entitled "Removing Securities from the Trust" in the Prospectus.

July 3, 2002